UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2003

FACT CORPORATION
(Exact name of registrant as specified in its charter)

Colorado 000-17232 84-0888594
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification Number No.)

1530 9th Avenue S.E., Calgary, Alberta T2G 0T7
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 204-0260

(Former name or former address, if changed since last report)

 ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

On January 23, 2003, the Board of Directors of FACT Corporation (the "Company"), a food technology enterprise providing functional food premix solutions for improving health and wellness, approved the election of Dr. Brian Raines and Mr. Paul Litwack to the Board of Directors of FACT Corporation, and the appointment of Mr. Mark Shapiro and Mr. Paul Litwack to the Board of Directors of its wholly owned subsidiary, Food and Culinary Technology Group Inc. ("FACT Group Inc.").

Dr. Raines, the Director of Science for FACT Group from November 2001 to December 2002, has spent over four decades in various scientific and technical roles in the food industry. For over eight years he served as Vice President of Technical Services for Unilever Canada/Lipton and from 1990 to 1980, Dr. Raines served as Director of Research and Quality Control for Unilever/Lawry's Foods, Los Angeles. Previously, he served in a number of technical management positions for such organizations as Mars and Berthelet & Leger. He holds a B.Sc. from Concordia, Montreal and a Ph.D from North Carolina State University and is a Fellow of the Canadian Institute of Food Science. Dr. Raines has accepted a position on the Board of Directors of FACT Corporation and will continue to provide scientific direction in his new capacity.

Mr. Litwack is a senior marketing executive who is Chairman and Chef Executive Officer of DA-TECH Corporation, an electronic manufacturing service company. Prior to joining DA-TECH, Mr. Litwack was CEO of Frankford Chocolate & Candy Company. He has held marketing and general management positions in other food organizations including Kraft General Foods and Northfield Foods. He holds a B.Sc. in Engineering from Brown University and an MBA from the Wharton School of Finance and Commerce. Mr. Litwack has accepted a position on the Boards of both FACT Corporation and subsidiary, FACT Group Inc.

Mr. Shapiro has over twenty-one years experience in the food business in various management capacities. He spent 18 years with The Quaker Oats Company rising to the rank of Senior Vice President, Corporate Strategy and Development. During this time at Quaker Oats, Mr. Shapiro was involved in a joint venture to create functional food products. He has served as both President of The Golden Grain Company and Quaker Oats of Canada. Mr. Shapiro earned a B.A. in Political Science, cum laude, from Union College and an MBA from the Kellogg School of Management, Northwestern University, where after he commenced his career in the food industry with General Mills Inc., in product management. Mr. Shapiro has accepted a position on the Board of Directors of FACT Group Inc.

On January 22, 2003, the Company accepted the resignation of Ms. Sharon Patmore. Ms. Patmore served on the Board of Directors of the Company since October 1998. Ms. Patmore also served as the Company's Secretary from October 1998 to January 2202. Ms. Patmore has resigned to focus all of her time on her business, Sharon Patmore Agencies.

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 30, 2002

FACT CORPORTION By:/s/ JACQUELINE DANFORTH Name: Jacqueline Danforth Title: President